Exhibit 10.1

AMENDMENT

TO

PURCHASE AND SALE AGREEMENT

This AMENDMENT (this “Amendment”) to the Purchase and Sale Agreement dated as of November 4, 2024 (the “Purchase Agreement”) by and among KalVista Pharmaceuticals Limited, DRI Healthcare Acquisitions LP (“DRI”), and solely for the purposes of the Guarantor Provisions therein, KalVista Pharmaceuticals, Inc. (together with KalVista Pharmaceuticals Limited, “KalVista”) (DRI and KalVista collectively referred to herein as the “Parties”), is dated as of May 22, 2025 (the “Effective Date”) and entered into by the Parties. Capitalized terms used herein without definition have the meaning set forth in the Purchase Agreement.

WITNESSETH

WHEREAS, the Parties desire to amend the Purchase Agreement as set forth herein.

NOW, THEREFORE, the Parties hereby amend the Purchase Agreement as set forth below.

1. The definition of “Fiscal Quarter” shall be deleted in its entirety and replaced with the following:

“Fiscal Quarter” means each period of three (3) consecutive calendar months ending on March 31, June 30, September 30, and December 31.

2. Except as so modified pursuant to this Amendment, the Purchase Agreement is ratified and confirmed in all respects. This Amendment is effective as of the Effective Date.

3. This Amendment will be binding upon, and will inure to the benefit of, the Parties hereto and their respective permitted successors and assigns.

4. This Amendment will be governed by, and interpreted in accordance with, the laws of the State of New York, all rights and remedies being governed by such laws without regard to principles of conflicts of laws.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has entered into this Amendment as of the Effective Date.

DRI:

DRI HEALTHCARE ACQUISITIONS LP

By: DRC Management III LLC 2
Its: General Partner

By:	/s/ Grant Cellier
Name:	Grant Cellier
Title:	Manager

KALVISTA:

KALVISTA PHARMACEUTICALS LIMITED

By:	/s/ Benjamin Palleiko
Name:	Benjamin Palleiko
Title:	Director

KALVISTA PHARMACEUTICALS INC.

By:	/s/ Benjamin Palleiko
Name:	Benjamin Palleiko
Title:	Chief Executive Officer